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
NUMBER                                  [LOGO]                                         SHARES
00000

                                                                     CUSIP 14008M 10 4

                                                                      SEE REVERSE FOR
       THIS                                                         CERTAIN DEFINITIONS
       CERTIFIES
       THAT










       IS THE
       REGISTERED
       HOLDER OF

     FULLY PAID AND NON-ASSESSABLE COMMON  SHARES WITHOUT PAR VALUE IN THE

             CAPITAL OF CAPITAL ENVIRONMENTAL RESOURCE INC.


    Transferable only on the books of the Corporation by the holder in person or by attorney upon surrender of the Certificate properly endorsed.

    This Certificate is not valid until countersigned by the Transfer Agent of the Corporation.

    IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by its duly authorized officers.

    DATED
                                        COUNTERSIGNED AND REGISTERED
                                        AMERICAN STOCK TRANSFER & TRUST COMPANY, New York, New York
                                                                       TRANSFER AGENT AND REGISTRAR


                                        By:____________________________________________
                                                          AUTHORIZED OFFICER


                                         COUNTERSIGNED AND REGISTERED
                                         CIBC MELLON TRUST COMPANY, Toronto, Ontario
                                                                   CO-TRANSFER AGENT
ON



                                          By:____________________________________________
                                                           AUTHORIZED OFFICER

CHAIRMAN                 SECRETARY

                                       THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE OFFICE OF CIBC MELLON
                                       TRUST COMPANY IN TORONTO, ONTARIO, CANADA OR AT THE OFFICE OF AMERICAN STOCK
                                       TRANSFER & TRUST COMPANY IN NEW YORK, NEW YORK, USA.


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    The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common
    JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

          Additional abbreviations may also be used though not in the above list.
---------------------------------------------------------------------------------------------

    Keep this certificate in a safe place. If it is lost, stolen or destroyed the Company will require a bond of indemnity as a condition to the issuance of a replacement certificate.

    The Corporation is authorized to issue shares of more than one class and series and will furnish to a shareholder, on demand and without charge a full copy of the text of
(i) the rights, privileges, restrictions and conditions attached to each class authorized to be issued and to each series in so far as the same have been fixed by the directors, and (ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series.


    For value received _________________________ hereby sell, assign and transfer unto


---------------------------------------------------------------------------------------------
     (PLEASE PRINT OR TYPEWRITE NAME, ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


---------------------------------------------------------------------------------------------
   PLEASE INSERT SOCIAL SECURITY, SOCIAL INSURANCE OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
                                                  ------------------------------------------
                                                  /                                         /
                                                  ------------------------------------------
---------------------------------------------------------------------------------------------


_______________________________________________________________________________________Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________________Attorney
to transfer the said stock on the Books of the within-named Corporation with full power of substitution in the premises.

Dated_______________________________________

                                              X______________________________________________
                                               [ILLEGIBLE]


            In the presence of

____________________________________________

Signature Guaranteed by:

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